UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2019

CLEANSPARK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105

Bountiful, Utah 84010

(801) 244-4405

(Address and Telephone Number of Registrant’s Principal Executive Offices)

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities	Trading symbol	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 24, 2019, stockholders holding a majority of the voting power of CleanSpark, Inc., a Nevada corporation (the “Company”), approved via written consent in lieu of a meeting (the “Written Consent”) the following actions (the “Actions”):

•	An amendment to our Articles of Incorporation, as amended, to effect an increase in our authorized shares of common stock from 100,000,000 to 200,000,000 (the “Authorized Share Increase”); and

•	An offering of the following securities and related definitive agreements (the “Financing Transaction”) as follows:

o	a 7.5% Senior Secured Redeemable Convertible Promissory Note of the Corporation to An otherwise unaffiliated investor, in the aggregate principal amount of $10,750,000 (the “Debenture”);

o	three year, cash-only warrants to purchase 2,300,000 shares of common stock, with an exercise price of $3.50 per share with respect to 2,000,000 warrant shares, $4.00 with respect to 100,000 warrant shares, $5.00 with respect to 100,000 warrant shares, $7.50 with respect to 50,000 warrant shares and $10.00 with respect to 50,000 warrant shares (the “Warrants”);

o	1,250,000 shares of common stock (the “Common Stock”); and

o	2,150 shares of Series B Preferred Stock (the “Preferred Stock”).

The Board of Directors of the Company (the “Board”) approved the Actions by unanimous written consent back on April 16, 2019.

Pursuant to rules adopted by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, an Information Statement on Schedule 14C (the “Information Statement”) will be sent or given to the Company’s stockholders of record who did not execute the Written Consent approving the Actions. The actions taken pursuant to the Written Consent, as outlined in the Information Statement, will become effective on the date that is twenty calendar days after the date the Information Statement is first sent or given to such stockholders.

Notwithstanding the foregoing, certain portions of the Financing Transaction have already gone into effect as provided in the Financing Documents and as described in our Current Report on Form 8-K filed with the Commission on April 18, 2019 on the matter. The prior Form 8-K includes copies of the Debenture, Warrant and Series B Preferred Stock Designation as exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: June 26, 2019	By:	/s/ S. Matthew Schultz
S. Matthew Schultz
Chief Executive Officer

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